                                                        EXHIBIT 99.2

          B & W METAL
       FABRICATORS, INC.

            WELCOME,
         NORTH CAROLINA

           FINANCIAL
           STATEMENTS

       DECEMBER 31, 1997
            AND 1996

                          B & W METAL FABRICATORS, INC.



                                TABLE OF CONTENTS


                                                              PAGE

INDEPENDENT AUDITOR'S REPORT.....................................1


FINANCIAL STATEMENTS

         Balance Sheets..........................................2
         Statements of Earnings..................................4
         Statements of Stockholders' Equity......................5
         Statements of Cash Flows................................6

         Notes to Financial Statements...........................7

                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
B & W Metal Fabricators, Inc.
Welcome, North Carolina

We have audited the accompanying balance sheets of B & W Metal Fabricators, Inc. as of December 31, 1997 and 1996, and the related statements of earnings, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of B & W Metal Fabricators, Inc. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

Clifton Guaderson L.L.C.


Peoria, Illinois
June 4, 1998

                          B & W METAL FABRICATORS, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996


                                     ASSETS

                                                            1997              1996
                                                            ----              ----
CURRENT ASSETS
     Cash                                               $     485,438   $       219,190
     Temporary investments                                     24,250            23,062
     Accounts receivable                                      696,276           804,882
     Income tax refunds receivable                             95,129            70,135
     Inventories                                              811,897           832,154
     Prepaid expenses and other current assets                     -                410
                                                        -------------   ---------------

                  Total current assets                      2,112,990         1,949,833
                                                        -------------   ---------------


PROPERTY AND EQUIPMENT
     Land and improvements                                     87,680            87,680
     Buildings and improvements                             1,482,384         1,482,384
     Machinery and equipment                                2,841,247         2,327,726
     Automobiles and trucks                                   180,936           163,828
     Office furniture and fixtures                             44,706            44,155
     Computer equipment                                        63,073            64,158
                                                        -------------   ---------------
                  Total, at cost                            4,700,026         4,169,931
     Less accumulated depreciation                          2,491,569         2,191,813
                                                        -------------   ---------------

                  Net property and equipment                2,208,457         1,978,118
                                                        -------------   ---------------


CASH VALUE OF LIFE INSURANCE                                   66,034            60,076


OTHER ASSETS                                                        -            12,577
                                                        -------------   ---------------




TOTAL ASSETS                                            $   4,387,481   $     4,000,604
                                                        =============   ===============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                    1997              1996
                                                                    ----              ----
CURRENT LIABILITIES
     Accounts payable                                          $      187,158   $       141,615
     Note payable to bank                                                  -             80,000
     Notes payable to stockholders                                      2,015             2,015
     Current installments of long-term debt                           365,451           187,567
     Accrued salaries and bonuses                                      21,640            13,267
     Accrued profit sharing                                            39,500            40,000
     Accrued payroll taxes withheld                                     2,630             8,541
     Accrued property taxes                                            16,000            16,000
     Deferred income taxes                                            313,851           309,798
                                                               --------------   ---------------

                  Total current liabilities                           948,245           798,803


LONG-TERM DEBT, excluding current installments                      1,330,411         1,297,842
                                                               --------------   ---------------

                  Total liabilities                                 2,278,656         2,096,645
                                                               --------------   ---------------


STOCKHOLDERS' EQUITY
     Common stock, $1 par value; 100,000 shares
         authorized; 58,501 shares issued and
         outstanding                                                   58,501            58,501
     Additional paid-in capital                                        10,000            10,000
     Retained earnings                                              2,040,324         1,835,458
                                                               --------------   ---------------

                  Total stockholders' equity                        2,108,825         1,903,959
                                                               --------------   ---------------


TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                                      $    4,387,481   $     4,000,604
                                                               ==============   ===============


      These financial statements should be read only in connection with the accompanying notes to financial statements.

                          B & W METAL FABRICATORS, INC.
                             STATEMENTS OF EARNINGS
                     YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                                    1997              1996
                                                                    ----              ----
NET SALES                                                      $    7,698,793    $    7,662,327


COST OF SALES                                                       5,725,348         5,449,849
                                                               --------------    --------------

                  Gross profit                                      1,973,445         2,212,478


OPERATING EXPENSES                                                  1,505,843         1,513,453
                                                               --------------    --------------

                  Income from operations                              467,602           699,025
                                                               --------------    --------------


OTHER INCOME (EXPENSE)
     Interest income                                                    1,188             1,123
     Interest expense                                                (122,135)         (134,320)
     Gain (loss) on disposal of property and equipment                    666          (140,535)
     Miscellaneous                                                     (1,198)            1,222
                                                               --------------    --------------

                  Total other income (expense)                       (121,479)         (272,510)
                                                               --------------    --------------

                  Earnings before income taxes                        346,123           426,515


INCOME TAXES                                                          141,257           182,818
                                                               --------------    --------------


NET EARNINGS                                                   $      204,866    $      243,697
                                                               ==============    ==============


EARNINGS PER SHARE - BASIC AND DILUTED                         $         3.50    $        4.17
                                                               ==============    =============


WEIGHTED AVERAGE NUMBER OF
     COMMON SHARES OUTSTANDING -
     BASIC AND DILUTED                                                 58,501            58,501
                                                               ==============    ==============


    These financial statements should be read only in connection with the accompanying notes to financial statements.

                          B & W METAL FABRICATORS, INC
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                     YEARS ENDED DECEMBER 31, 1997 AND 1996

                                               COMMON STOCK          ADDITIONAL                        TOTAL
                                            ------------------        PAID-IN       RETAINED        STOCKHOLDERS'
                                            SHARES      AMOUNT        CAPITAL       EARNINGS           EQUITY
                                            ------      ------        -------       --------           ------
BALANCE, DECEMBER 31,
     1995, as previously reported           58,501   $    58,501   $   10,000     $    1,118,641     $   1,187,142

     Prior period adjustment                    -             -            -             473,120           473,120
                                          --------   -----------   ----------     --------------     -------------


BALANCE, DECEMBER 31,
     1995, as restated                      58,501        58,501       10,000          1,591,761         1,660,262

     Net earnings                               -             -            -             243,697           243,697
                                          --------   -----------   ----------     --------------     -------------


BALANCE, DECEMBER 31,
     1996                                   58,501        58,501       10,000          1,835,458         1,903,959

     Net earnings                               -             -            -             204,866           204,866
                                          --------   -----------   ----------     --------------     -------------


BALANCE, DECEMBER 31,
     1997                                   58,501   $    58,501   $   10,000     $    2,040,324     $   2,108,825
                                          ========   ===========   ==========     ==============     =============



 These financial statements should be read only in connection with the accompanying notes to financial statements.

                          B & W METAL FABRICATORS, INC.
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                                                         1997             1996
                                                                                         ----             ----
CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                                                      $    204,866    $     243,697
     Adjustments to reconcile net income to net cash
         provided by operating activities:
         Depreciation                                                                     373,403          261,272
         (Gain) loss on disposal of property and equipment                                   (666)         140,535
         Deferred income taxes                                                              4,053            5,372
         Effects of changes in operating assets and liabilities:
              Receivables                                                                 108,606         (167,883)
              Inventories                                                                  20,257           30,009
              Income tax refund receivable and other assets                               (12,417)          (8,014)
              Prepaid expenses and other current assets                                       410           16,831
              Accounts payable                                                             45,543          (78,631)
              Accrued expenses and other liabilities                                        1,962            1,061
              Income taxes payable                                                             -          (128,926)
                                                                                     ------------    -------------
                  Net cash provided by operating activities                               746,017          315,323
                                                                                     ------------    -------------


CASH FLOWS FROM INVESTING ACTIVITIES
     Increase in cash value of life insurance                                              (5,958)          (5,835)
     Proceeds from sale of equipment                                                        3,500            1,000
     Capital expenditures                                                                (606,576)        (638,086)
     Purchase of temporary investments                                                     (1,188)          (1,123)
                                                                                     ------------    -------------
                  Net cash used in investing activities                                  (610,222)        (644,044)
                                                                                     ------------    -------------


CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from line-of-credit agreement                                                    -           105,000
     Principal payments on line-of-credit agreement                                       (80,000)         (25,000)
     Proceeds from long-term debt                                                         495,525          471,150
     Principal payments on long-term debt                                                (285,072)        (250,784)
                                                                                     ------------    -------------
                  Net cash provided by financing activities                               130,453          300,366
                                                                                     ------------    -------------


NET INCREASE (DECREASE) IN CASH                                                           266,248          (28,355)


CASH, BEGINNING OF YEAR                                                                   219,190          247,545
                                                                                     ------------    -------------


CASH, END OF YEAR                                                                    $    485,438    $    219,190
                                                                                     ============    ============


SUPPLEMENTAL DISCLOSURES OF CASH FLOW
      INFORMATION
      Cash paid during the year for:
         Interest                                                                    $    122,135    $     134,320
                                                                                     ============    =============

         Income taxes                                                                $    162,198    $     315,539
                                                                                     ============    =============


 These financial statements should be read only in connection with the accompanying notes to financial statements.

                          B & W METAL FABRICATORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996


NOTE 1 - DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A)    DESCRIPTION OF BUSINESS

B & W Metal Fabricators, Inc. was incorporated on January 14, 1978 in the state of North Carolina. The Company's principal business activity is to fabricate and bend sheet metal for equipment used in the construction and farming industry. The Company grants credit on sales of its products, which are sold directly to various enterprises located in the United States. The Company's fiscal year ends on December 31. Significant accounting policies followed by the Company are presented below.

(B)    USE OF ESTIMATES IN PREPARING FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(C)    TEMPORARY INVESTMENTS

Temporary investments consist of certificates of deposit with original maturities from three months to one year. These investments are stated at cost which approximates market.

(D)    INVENTORIES

Inventories are stated at the lower of cost or market with cost determined on a first-in, first-out (FIFO) basis.

(E)    PROPERTY AND EQUIPMENT

Depreciation of property and equipment is calculated over the estimated useful lives of the respective assets using accelerated methods.

(F)    INCOME TAXES

Deferred income taxes are provided on temporary differences between financial statement and income tax reporting. Temporary differences are differences between the amounts of assets and liabilities reported for financial statement purposes and their tax bases. Deferred tax assets are recognized for temporary differences that will be deductible in future years' tax returns and for operating loss and tax credit carryforwards. Deferred tax assets are reduced by a valuation allowance if it is deemed more likely than not that some or all of the deferred tax assets will not be realized. Deferred tax liabilities are recognized for temporary differences that will be taxable in future years' tax returns.

                          B & W METAL FABRICATORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996


NOTE 1 - DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT
         ACCOUNTING POLICIES (CONTINUED)

(G)    FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company considers the recorded value of its financial assets and liabilities, which consist primarily of cash, accounts receivable, accounts payable, notes payable, and long-term debt, to approximate the fair value of the respective assets and liabilities.

(H)    EARNINGS PER SHARE

Earnings per share is computed under the provisions of Statement of Financial Accounting Standards No. 128, Earnings Per Share, which was adopted retroactively by the Company at December 31, 1997. Amounts reported as earnings per share for the years ended December 31, 1997 and 1996 reflect the earnings available to stockholders for the year divided by the weighted average number of common shares outstanding during the year. The Company has no dilutive securities as defined under SFAS No. 128, therefore, a single earnings per share amount is presented in the financial statements.


NOTE 2 - INVENTORIES

Inventories at December 31, 1997 and 1996 consist of the following:

                                      1997           1996
                                      ----           ----
Raw materials                    $    230,930   $     235,994
Work in process                       231,578         239,073
Finished goods                        349,389         357,087
                                 ------------   -------------

TOTAL INVENTORIES                $    811,897   $     832,154
                                 ============   =============


NOTE 3 - DEBT

NOTE PAYABLE TO BANK

The note payable to bank is a $100,000 revolving line of credit, of which $0 and $80,000 was used at December 31, 1997 and 1996, respectively. The line of credit expires September 17, 1998 and bears interest at the local prime lending rate plus 0.5 percent (10 percent at December 31, 1997). Accrued interest is payable monthly. The line of credit is collateralized by all of the Company's accounts receivable and inventories.

NOTES PAYABLE TO STOCKHOLDERS

The notes payable to stockholders is an unsecured demand note and was paid in full in 1998.

                          B & W METAL FABRICATORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996


NOTE 3 - DEBT (CONTINUED)

LONG-TERM DEBT

Long-term debt at December 31, 1997 and 1996 consists of the following:

                                                                                                 1997              1996
                                                                                                 ----              ----
Note payable to bank, due in monthly installments of $1,011, which includes
interest at 8.5 percent, through December 2, 2001, secured by automobiles                   $       32,025   $            -

Note payable to finance company, due in monthly installments of $9,519, which
includes interest at 7.85 percent, through May 18, 2001, secured by specific equipment             341,366           425,194

Note payable to bank, due in monthly installments of $9,509, which includes
interest at 8.5 percent, through September 15, 2002, secured by specific equipment                 444,689                -

Mortgage note payable to bank, due in monthly installments of $21,919, which includes interest at 8.25 percent through November 15, 2001, secured by real estate and substantially all assets of the Company and a personal guarantee by
the Company's stockholders                                                                         877,782         1,060,215
                                                                                            --------------   ---------------

Total                                                                                            1,695,862         1,485,409

Less current portion                                                                               365,451           187,567
                                                                                            --------------   ---------------

LONG-TERM PORTION                                                                           $    1,330,411   $     1,297,842
                                                                                            ==============   ===============
Future maturities of long-term debt are as follows:

1998                                                                                                         $       365,451
1999                                                                                                                 409,988
2000                                                                                                                 444,963
2001                                                                                                                 380,712
2002                                                                                                                  94,748
                                                                                                             ---------------

TOTAL                                                                                                        $     1,695,862
                                                                                                             ===============

                          B & W METAL FABRICATORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996


NOTE 4 - EMPLOYEE BENEFIT PLAN

The Company has a profit sharing plan covering substantially all employees. Benefits are based on the value of the account at retirement based upon plan earnings and employer contributions. Plan assets consist primarily of listed stocks and U.S. bonds. The Company's contributions are voluntary. Eligible employees will receive a share of the Employer's contribution based on their total compensation and a fixed compensation level. The fixed compensation level is defined as the Social Security Wage Base in effect on the first day of the Plan Year. The expense charged to operations was $39,500 and $40,000 for the years ended December 31, 1997 and 1996, respectively.


NOTE 5 - INCOME TAXES

Income taxes consist of the following for the years ended December 31:

                                                                          CURRENT        DEFERRED         TOTAL
                                                                          -------        --------         -----
1997:
     Federal                                                           $    126,665    $    3,273    $     129,938
     State                                                                   10,539           780           11,319
                                                                       ------------    ----------    -------------

                                                                       $    137,204    $    4,053    $     141,257
                                                                       ============    ==========    =============

1996:
     Federal                                                           $    144,148    $    4,308    $     148,456
     State                                                                   33,298         1,064           34,362
                                                                       ------------    ----------    -------------

                                                                       $    177,446    $    5,372    $     182,818
                                                                       ============    ==========    =============

A reconciliation of income taxes at the statutory federal tax rates to the Company's actual income taxes is as follows:


                                                                                           1997           1996
                                                                                           ----           ----
Computed at federal statutory rates                                                   $    117,682   $     145,015
State income taxes, net of federal tax benefit                                               7,471          22,679
Nondeductible expenses                                                                      16,084          15,124
Other                                                                                           20              -
                                                                                      ------------   ------------

TOTAL INCOME TAXES                                                                    $    141,257   $     182,818
                                                                                      ============   =============

The source of deferred tax liabilities and the tax effect of each at December 31, 1997 and 1996 are as follows:

                                                                                           1997           1996
                                                                                           ----           ----
Deferred tax liabilities:
     Inventories, additional costs inventoried
         for book purposes                                                            $    313,851   $     309,798
                                                                                      ============   =============

                          B & W METAL FABRICATORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996


NOTE 6 - LEASES

The Company leases vehicles under noncancelable operating leases expiring in various years through 1999. The leases contain renewal options for periods from three to five years at their fair rental value at the time of renewal. Future minimum lease payments under these leases are as follows:

1998                                                                 $    23,367
1999                                                                         686
                                                                     -----------

TOTAL                                                                $    24,053
                                                                     ===========


Minimum lease payments exclude rentals under renewal options which, as of December 31, 1997, are not reasonably assured of being exercised.

Total rental expense for the years ended December 31, 1997 and 1996 was $26,937 and $23,677, respectively.


NOTE 7 - CONCENTRATIONS OF CREDIT

Sales to customers in excess of 10 percent of total net sales for the years ended December 31, 1997 and 1996 are as follows:


                                                    CUSTOMER A        CUSTOMER B
                                                    ----------        ----------
Years ended:
     December 31, 1997                                 54%               11%
     December 31, 1996                                 30%               25%


The accounts receivable from one customer which totaled $318,705 and $366,305 exceeded 5 percent of the Company's stockholders' equity at December 31, 1997 and 1996, respectively.


NOTE 8 - PRIOR PERIOD ADJUSTMENT

Retained earnings at December 31, 1995 has been restated by $473,120 to correct errors related to inventory made in 1995 and prior years. The error had no effect on net earnings for 1996 or 1997. The inventory at December 31, 1995 was understated by $788,533 and the tax effect of such adjustment was $315,413.


NOTE 9 - SUBSEQUENT EVENT

Effective April 8, 1998, all of the outstanding common stock of the Company was acquired by Morton Industrial Group, Inc. in a business combination which will be accounted for using the purchase method.


This information is an integral part of the accompanying financial statements.